UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2005

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	0-14680	06-1047163
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

500 KENDALL STREET, CAMBRIDGE, MA		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 252-7500.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement.

Agreement and Plan of Merger

On May 4, 2005, Genzyme Corporation (“Genzyme”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bone Care International, Inc. (“Bone Care”), a Wisconsin corporation and Macbeth Corporation (“Macbeth”), a newly-formed Wisconsin corporation and a direct wholly-owned subsidiary of Genzyme.

Under the terms of the Merger Agreement, Macbeth will be merged (the “Merger”) with and into Bone Care, with Bone Care continuing as the surviving corporation.  At the effective time of the Merger, each outstanding share of common stock of Bone Care will be cancelled and converted into the right to receive $33.00 in cash, without interest.

Completion of  the Merger is subject to several conditions, including approval of the Merger by Bone Care’s stockholders, expiration or termination of applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. The companies expect to close the transaction during Genzyme’s third fiscal quarter of 2005.

The foregoing summary of the proposed transaction and the Merger Agreement is subject to, and qualified in its entirety by, the Merger Agreement attached as Exhibit 2.1, and incorporated herein by reference.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about Genzyme and risks related to Genzyme's business are detailed in Genzyme’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2004, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Genzyme does not undertake an obligation to update forward-looking statements.

Item 8.01.     Other Events

On May 4, 2005, Genzyme issued a press release, a copy of which is filed as Exhibit 99.1 hereto, announcing that it had entered into an Agreement and Plan of Merger with Bone Care International, Inc., a Wisconsin corporation and Macbeth Corporation, a newly-formed Wisconsin corporation and a direct wholly-owned subsidiary of Genzyme.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 4, 2005, by and among Genzyme Corporation, Macbeth Corporation, and Bone Care International, Inc.

Exhibit 99.1	Press Release dated May 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

May 4, 2005	By:	/s/ Michael S. Wyzga

Michael S. Wyzga
Executive Vice President, Finance;
Chief Financial Officer; and
Chief Accounting Officer